UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022

RENOVARE ENVIRONMENTAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RENO	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Material Contracts

Disposal of Assets

On January 5, 2023, Renovare Environmental, Inc., a Delaware corporation (“Registrant”) and its wholly-owned subsidiary BioHiTech America, LLC (“BHT” and, together with Registrant, the “Companies”), consummated the transactions contemplated by the Asset Purchase Agreement dated as of December 30, 2022 (the “Purchase Agreement”) among TraQiQ, Inc. a California corporation (the “Acquiror”) and the Companies, pursuant to which the Companies sold and assigned to the Acquiror, and the Acquiror (a) purchased and assumed from the Companies, certain United States assets related to the Companies’ business of (i) offering aerobic digestion technology solutions for the disposal of food waste at the point of generation and (ii) data analytics with respect to food waste (collectively, the “US Digester Business”) and (b) assumed certain specified liabilities of the Companies, including, but not limited to, indebtedness in an amount equal to $3,017,089.85 (the “Michaelson Debt”) owed to Michaelson Capital Special Finance Fund II, L.P. (“Michaelson”).

In exchange for the assets of the Digester Business, the Acquiror (a) paid the Companies an amount equal to $150,000 (the “Cash Consideration”) and (b) issued to the Registrant (i) 1,250,000 shares of the Acquiror’s Series B Preferred Stock, par value $0.0001 (the “Series B Preferred Stock”), and (ii) 15,686,926 shares of the Acquiror’s common stock, par value $0.0001 (the “Common Stock”), a portion of which is being held in escrow to provide against claims asserted with respect to any breach of any representation, warranty, covenant or condition by the Companies. The Purchase Agreement contained standard representations and warranties by the Companies and the Acquiror which, except for fundamental representations, remain in effect for twelve months following the closing date. 1,568,693 shares of the Common Stock portion of the closing consideration were placed into escrow, the release of which is contingent upon a mutual agreement of the parties or January 4, 2024 or if a claim is pending, a final non-appealable order of any court of competent jurisdiction.

Additional agreements ancillary to the asset acquisition were also executed, including but not limited to a bill of sale, assignment and assumption agreement, an escrow agreement and a domain name assignment agreement.

The Companies also agreed that, for a period of five years from closing date, the Sellers would not engage in a business that competes with the Digester Business.

Assumption Agreement

In connection with the Acquiror’s assumption of the Michaelson Debt, pursuant to the Purchase Agreement, Michaelson, the Acquiror, the Companies, BHT Financial, LLC (“BHTF”), BioHiTech Europe, PLC (“BHTE”), E.N.A. Renewables (“ENA”) and New Windsor Resource Recovery (“NWRR”), each wholly subsidiaries of the Registrant (together with the Sellers, BHTF, BHTE, ENA and NWRR, the “Renovare Companies”) entered into an Assumption Agreement dated as of December 30, 2022 (the “Assumption Agreement”), pursuant to which the Acquiror assumed all of the obligations and liabilities with respect to the Michaelson Debt.

Guaranty and Suretyship Agreement

In connection with the Acquiror’s assumption of the Michaelson Debt, the Renovare Companies entered into a Guaranty and Suretyship Agreement on December 30, 2022 (the “Guarantee Agreement”) whereby the Renovare Companies guaranteed the obligations under the Assumption Agreement and an underlying note between the Acquiror and Michaelson.

Amended and Restated Security Agreement

In connection with the Renovare Companies Guarantee Agreement with Michaelson, on December 30, 2022, the Renovare Companies entered into an amended and restated security agreement on December 30, 2022 (the “Security Agreement”) which provides all of the assets of the Renovare Companies as collateral for the obligations of the Michaelson Debt.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 2.01.

The foregoing does not constitute a complete summary of the terms of the transactions contemplated thereby, and reference is made to the disclosures contained in Item 1.01 hereof and the complete text of the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 2.03.

In connection with the sale of the assets of the Companies, as described under Item 1.01 of this Current Report on Form 8-K, the Registrant and certain of its subsidiaries (Renovare Companies) entered into an Assumption Agreement dated as of December 30, 2022 pursuant to which the Acquiror assumed all of the obligations and liabilities with respect to the Michaelson Debt. In addition, the Renovare Companies entered into a Guarantee Agreement and also a Security Agreement relating thereto on December 30, 2022.

The foregoing does not constitute a complete summary of the terms of the transactions contemplated thereby, and reference is made to the disclosures contained in Item 1.01 hereof and the complete text of the Assumption Agreement filed as Exhibit 10.2, the Guarantee Agreement filed as Exhibit 10.3 and the Security Agreement files as Exhibit 10.4 to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index below, which is incorporated by reference below.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of December 30, 2022, by and among TraQiQ, Inc., Renovare Environmental, Inc. and BioHiTech America, LLC
10.2	Assumption Agreement, dated December 30, 2022, by and among, TraQiQ, Inc. and Michaelson Capital Special Purpose Finance Fund II, L.P. acknowledged and agreed to by Renovare Environmental, Inc. and certain wholly owned subsidiaries
10.3	Guaranty and Suretyship Agreement, dated December 30, 2022, by and among Renovare Environmental, Inc. and certain wholly owned subsidiaries and Michaelson Capital Special Finance Funds II, L.P.
10.4	Amended and Restated Security Agreement, dated December 30, 2022, by and among Renovare Environmental, Inc. and certain wholly owned subsidiaries and Michaelson Capital Special Finance Funds II, L.P.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2023	RENOVARE ENVIRNMENTAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer